Long-Term Employee Benefit Liabilities - Long-Term Employee Benefit Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Defined benefit pension plans and other	$ 181	$ 199
Termination and long service arrangements	287	313
Retirement medical benefits plans	30	39
Other long-term employee benefits	6	8
Long-term employee benefit obligations	$ 504	$ 559